(VICE FUND LOGO)

                                     ANNUAL
                                 March 31, 2003

INVESTMENT ADVISOR

MUTUALS.COM, INC.

MUTUALS.COM, INC.
PLAZA OF THE AMERICAS
700 NORTH PEARL STREET, LB #373
DALLAS, TEXAS 75201

PHONE:   1-800-MUTUALS
FAX:     1-888-MUTUALS
WEB:  WWW.VICEFUND.COM

                               TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                                       3
PORTFOLIO OF INVESTMENTS                                                     5
STATEMENT OF ASSETS AND LIABILITIES                                          7
STATEMENT OF OPERATIONS                                                      8
STATEMENT OF CHANGES IN NET ASSETS                                           9
FINANCIAL HIGHLIGHTS                                                        10
NOTES TO FINANCIAL STATEMENTS                                               11
REPORT OF INDEPENDENT AUDITORS                                              13
ADDITIONAL INFORMATION                                                      14

                             LETTER TO SHAREHOLDERS

                                                                    May 30, 2003

Dear Fellow Shareholders,

During the seven months from the Fund's inception through March 31, 2003, the Vice Fund has traded between $8.08 and $10.10 per share. It hasn't been exciting, but in our opinion, a number of "vice stocks" are now undervalued and in a great position for growth.

In recent months, industries such as defense and tobacco have under-performed. That's the bad news. The good news is that when stocks of the alcohol, tobacco, gaming and defense industries under-perform, many people consider the losses moderate compared to what they've experienced by investing in other areas such as technology. While the price of the Vice Fund has dropped since its August 30, 2002 inception, all four of these primary "vice industries" have had positive returns over the past three and five years. (Please visit www.mutuals.com for more complete information on the "vice industries" and their past performance.) The S&P 500 Index has lost money during the same three and five year time periods. We think our industries are poised to perform well over the next twelve months. We believe that now is the time to buy into the Vice Fund.

The overall market has continued to lack direction over the past seven months. We feel the Iraqi conflict has weighed heavily on investors' minds. It has often been said that investors sell on uncertainty and buy on certainty, or what they feel is certainty. We expect that the Iraqi situation being "certain" rather than "uncertain" will bring general relief to the market, and defense stocks in particular. Historically, defense stocks have performed well at the end of a conflict, rather than at the beginning. Again, the market likes certainty. Defense spending increases are already in President Bush's new budget with an emphasis on new technological advances. It's also important to remember that the more than 20,000 large munitions dropped in Iraq must be replenished. Another important psychological point is that everybody likes a winner. We feel that we'll see strong military spending after the military comes out a "winner".

By their performance over the past seven months, gaming stocks have proven to be, as we expected, largely "recession proof". GTECH Holdings (supporting the lottery industry), Kerzner International (Atlantis Paradise Island in the Bahamas), Electronic Arts (video games) and Shuffle Master (automatic card shufflers), have all provided nice gains for the Fund this year. The large casinos such as Harrah's and MGM Mirage have had stock losses in the past twelve months even while increasing revenue and profits year after year through 2002. In the long run, stock prices historically revert to earnings and these companies have solid earnings. As the Iraqi conflict ends, vacation season nears and the markets stabilize, we believe we'll see increased travel and discretionary spending in gambling centers such as Las Vegas.

Anheuser-Busch is our current top holding. From January 1, 2003 to May 15, 2003, its stock price was in positive territory for the year. Anheuser-Busch (BUD) has had positive stock returns year in and year out since 1994, and we see no reason that the trend shouldn't continue. Constellation Brands and Diageo are also top ten holdings of the Fund and show positive returns so far in 2003 (through May 15). We feel that alcohol stocks will always add a great deal of stability to the Fund.

Tobacco stocks continue to concern many people. Altria (formerly Philip Morris) has been beat up to the extent that the average investor doesn't know that the stock has outperformed the S&P 500 Index by a good margin over the past three years. Altria also has a dividend yield near 7%. It is a cash rich company that can actually afford to pay billions of dollars in settlements. Recently, a number of State Attorneys General have come to the aid of Altria in court proceedings. They want to protect the "cash cow" that's supporting a healthy part of many state budgets. That makes for an undervalued stock that we want to continue to own. Besides Altria and other U.S. tobacco stocks, we own good amounts of international companies such as British American Tobacco and Imperial Tobacco. They face very little of the litigation and regulatory risks seen here in the United States.

Since the MUTUALS.com Vice Fund was launched August 30, 2002, we've continued to receive a great deal of national and international attention. In the Fund's early months, it was featured in Time Magazine, The Wall Street Journal, Investor's Business Daily, Financial Times, Barron's, SmartMoney Magazine, The New York Times and many others. It was also on ABC News Good Morning America, MSNBC, CNNfn, Bloomberg TV and BBC Radio. In recent months, the Fund has been featured in CBS Marketwatch, Buyside Magazine, CNN International, Entrepreneur Magazine, Value Line Insight, Penthouse Magazine (of all places) and many other newspapers, periodicals and television/radio shows. With all the press and recognition, we've received good in-flows of new investment dollars on a weekly basis. Buying stocks at sale prices is a luxury most mutual fund managers don't have these days. The majority of stock funds in the world have suffered major out-flows of cash while the Vice Fund has been steadily growing in overall size.

We remain confident in the steady, long-term results offered by the vice industries of alcohol, gaming, tobacco and defense - the industries that our prospectus calls nearly "recession-proof".

Thank you for your investment in the Vice Fund. Cheers.

/s/Eric P. McDonald,                         /s/Dan S. Ahrens

Eric P. McDonald, President                  Dan S. Ahrens, Vice President
MUTUALS.com, Inc.                            MUTUALS.com, Inc.

Past performance is no guarantee of future results. The companies referenced above are not intended to be recommendations to buy or sell any security. Fund holdings are subject to change at any time. Please refer to the portfolio of investments within the annual report for complete information regarding Fund holdings and performance.

Opinions expressed are those of MUTUALS.com, Inc. and are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk; loss of principal is possible. This report is intended for shareholder use only and must be preceded or accompanied by a prospectus. Read it carefully before investing or sending money.

Mutual funds with a narrow investment focus may be subject to greater price fluctuations than funds with broader investment choices. The Vice Fund may invest in foreign securities which may involve greater volatility and political, economic and currency risks and differences in accounting methods.

Quasar Distributors, LLC, distributor.

                           PORTFOLIO OF INVESTMENTS

March 31, 2003                                           Ticker Symbol:  VICEX

COMMON STOCKS                                              SHARES      MARKET VALUE       % OF TOTAL
                                                           ------      ------------       ----------
AEROSPACE/DEFENSE
Curtiss-Wright Corp.                                          700       $   42,350            1.1%
Esterline Technologies Corp.*<F1>                           2,200           37,202            1.0%
General Dynamics Corp.                                      1,500           82,605            2.1%
HEICO Corp.                                                 1,300           11,570            0.3%
Honeywell International Inc.                                1,600           34,176            0.9%
L-3 Communications Holdings, Inc.*<F1>                      4,200          168,714            4.4%
Lockheed Martin Corp.                                       2,700          128,385            3.3%
ManTech International Corp. - Class A*<F1>                  4,100           60,758            1.6%
Northrop Grumman Corp.                                      2,000          171,600            4.4%
Rockwell Collins, Inc.                                        800           14,696            0.4%
United Defense Industries, Inc.*<F1>                        3,100           67,084            1.7%
United Technologies Corp.                                   2,600          150,228            3.9%
                                                                        ----------          ------
                                                                           969,368           25.1%
                                                                        ----------          ------

ALCOHOLIC BEVERAGES
Adolph Coors Co. - Class B                                  2,200          106,700            2.7%
Anheuser-Busch Companies, Inc.                              4,000          186,440            4.8%
The Boston Beer Company, Inc. - Class A*<F1>                3,900           48,984            1.3%
Chicago Pizza & Brewery, Inc.*<F1>                          6,400           44,928            1.2%
Companhia de Bebidas das Americas (AmBev), ADR              3,900           64,740            1.7%
Constellation Brands, Inc. - Class A*<F1>                   6,300          143,010            3.7%
Diageo plc, ADR                                             3,400          139,808            3.6%
Fomento Economico Mexicano, S.A. de C.V., ADR               2,200           73,194            1.9%
Fortune Brands, Inc.                                        1,600           68,592            1.8%
Heineken NV, ADR                                            1,000           37,090            0.9%
                                                                        ----------          ------
                                                                           913,486           23.6%
                                                                        ----------          ------

CASINOS, GAMBLING & LOTTERIES
Alliance Gaming Corp.*<F1>                                  4,100           61,500            1.6%
Ameristar Casinos, Inc.*<F1>                                4,400           47,168            1.2%
GTECH Holdings Corp.*<F1>                                   3,700          120,842            3.1%
Harrah's Entertainment, Inc.*<F1>                           4,600          164,220            4.3%
Kerzner International Ltd.*<F1>                             2,300           52,210            1.4%
MGM MIRAGE*<F1>                                             4,600          134,550            3.5%
MTR Gaming Group, Inc.*<F1>                                 6,100           40,443            1.0%
Multimedia Games, Inc.*<F1>                                 7,000          134,610            3.5%
Scientific Games Corp. - Class A*<F1>                      13,200           71,280            1.8%
Shuffle Master, Inc.*<F1>                                   8,200          165,238            4.3%
                                                                        ----------          ------
                                                                           992,061           25.7%
                                                                        ----------          ------

ENTERTAINMENT SOFTWARE
Electronic Arts Inc.*<F1>                                   1,000           58,640            1.5%
THQ Inc.*<F1>                                               4,900           64,092            1.7%
                                                                        ----------          ------
                                                                           122,732            3.2%
                                                                        ----------          ------

MISCELLANEOUS
Harley-Davidson, Inc.                                       2,700          107,217            2.8%
Microsoft Corp.                                             2,400           58,104            1.5%
                                                                        ----------          ------
                                                                           165,321            4.3%
                                                                        ----------          ------

TOBACCO
Altria Group, Inc.                                          5,500          164,780            4.3%
British American Tobacco plc, ADR                           9,100          169,260            4.4%
Imperial Tobacco Group plc, ADR                             3,700          117,808            3.0%
Loews Corp. - Carolina Group                                2,700           49,950            1.3%
R.J. Reynolds Tobacco Holdings, Inc.                        2,000           64,520            1.7%
Standard Commercial Corp.                                   1,500           23,535            0.6%
Swedish Match AB, ADR                                         400           30,040            0.8%
Universal Corp.                                             1,700           64,192            1.6%
UST Inc.                                                    2,700           74,520            1.9%
                                                                        ----------          ------
                                                                           758,605           19.6%
                                                                        ----------          ------
   TOTAL COMMON STOCKS (COST $4,394,835)                                 3,921,573          101.5%
                                                                        ----------          ------

SHORT-TERM INVESTMENTS

VARIABLE RATE DEMAND NOTES
American Family Financial Services Inc., 0.9512%           25,294           25,294            0.7%
Wisconsin Corporate Central Credit Union, 0.9788%          39,477           39,477            1.0%
                                                                        ----------          ------
   TOTAL SHORT-TERM INVESTMENTS (COST $64,771)                              64,771            1.7%
                                                                        ----------          ------

TOTAL INVESTMENTS (COST $4,459,606)                                      3,986,344          103.2%
Liabilities, less Other Assets                                            (121,950)          (3.2)%
                                                                        ----------          ------
NET ASSETS                                                              $3,864,394          100.0%
                                                                        ----------          ------
                                                                        ----------          ------

ADR - American Depository Receipt
*<F1> Non-income producing

SECTOR BREAKDOWN  % of Net Assets*<F2>

Aerospace/Defense                                      25.1%
Alcoholic Beverages                                    23.6%
Casinos, Gambling & Lotteries                          25.7%
Entertainment Software                                  3.2%
Miscellaneous                                           4.3%
Tobacco                                                19.6%
Variable Rate Demand Notes                              1.7%

*<F2>  Excludes net liabilities.

                         GROWTH OF A $10,000 INVESTMENT

                  Date             Vice Fund         S&P 500 Index
                  ----             ---------         -------------
                8/30/2002           $10,000             $10,000
                8/31/2002           $10,000             $10,000
                9/30/2002            $9,510              $8,913
               10/31/2002            $9,570              $9,698
               11/30/2002            $9,370             $10,269
               12/31/2002            $9,400              $9,665
                1/31/2003            $8,840              $9,412
                2/28/2003            $8,400              $9,271
                3/31/2003            $8,490              $9,361

                                             VICE FUND       S&P 500
                                             ---------       -------

          Since inception (8/30/02)           (15.10)%       (6.39)%

Past performance does not predict future performance. The investment return and principal value of an investment will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. One cannot invest directly in an index.

              See accompanying notes to the financial statements.

                           FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2003

ASSETS
Investments in securities
     At acquisition cost                                            $4,459,606
                                                                    ----------
                                                                    ----------
     At value                                                       $3,986,344
Cash                                                                         6
Income receivable                                                       13,777
Receivable for capital shares sold                                      20,302
Other assets                                                            10,877
                                                                    ----------
     TOTAL ASSETS                                                    4,031,306
                                                                    ----------

LIABILITIES
Payable for investments purchased                                      101,771
Payable for capital shares redeemed                                     15,724
Payable to Advisor                                                      19,936
Payable to affiliates                                                   11,863
Payable for distribution fees                                              806
Payable for shareholder servicing fees                                     806
Accrued expenses and other liabilities                                  16,006
                                                                    ----------
     TOTAL LIABILITIES                                                 166,912
                                                                    ----------

NET ASSETS                                                          $3,864,394
                                                                    ----------
                                                                    ----------

Net assets consist of:
Paid-in capital                                                     $4,347,907
Accumulated net investment income                                        6,774
Accumulated net realized loss                                          (17,025)
Net unrealized depreciation on investments                            (473,262)
                                                                    ----------
NET ASSETS                                                          $3,864,394
                                                                    ----------
                                                                    ----------

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, $0.001 par value)                       455,038
                                                                    ----------
                                                                    ----------

Net asset value, redemption price and offering price per share      $     8.49
                                                                    ----------
                                                                    ----------

              See accompanying notes to the financial statements.

STATEMENT OF OPERATIONS
For the Period Ended March 31, 2003(1)<F3>

INVESTMENT INCOME
Dividend income(2)<F4>                                               $  36,712
Interest income                                                            598
                                                                     ---------
                                                                        37,310
                                                                     ---------
EXPENSES
Fund accounting fees                                                    18,591
Advisory fees                                                           16,577
Transfer agent fees and expenses                                        14,238
Federal and state registration fees                                     12,375
Audit fees                                                              12,000
Administration fees                                                     10,737
Organizational expenses                                                  9,879
Custody fees                                                             4,478
Distribution fees                                                        4,362
Shareholder servicing fees                                               4,362
Legal fees                                                               2,003
Reports to shareholders                                                  1,966
Trustees' fees and related expenses                                        785
Other expenses                                                             704
                                                                     ---------
     TOTAL EXPENSES                                                    113,057
     Less waivers and reimbursement by Advisor                         (82,521)
                                                                     ---------
     NET EXPENSES                                                       30,536
                                                                     ---------

NET INVESTMENT INCOME                                                    6,774
                                                                     ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from security transactions                           (17,025)
Change in net unrealized appreciation/depreciation on investments     (473,262)
                                                                     ---------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                       (490,287)
                                                                     ---------
NET DECREASE IN NET ASSETS FROM OPERATIONS                           $(483,513)
                                                                     ---------
                                                                     ---------

(1)<F3>  Fund commenced operations on August 30, 2002.
(2)<F4>  Net of $1,398 in foreign withholding tax.

              See accompanying notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the Period Ended March 31, 2003(1)<F5>

FROM OPERATIONS
   Net investment income                                            $    6,774
   Net realized loss from security transactions                        (17,025)
   Change in net unrealized
     appreciation/depreciation on investments                         (473,262)
                                                                    ----------
Net decrease in net assets from operations                            (483,513)
                                                                    ----------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                         4,821,877
   Payments for shares redeemed                                       (473,970)
                                                                    ----------
Net increase in net assets from capital share transactions           4,347,907
                                                                    ----------

TOTAL INCREASE IN NET ASSETS                                         3,864,394

NET ASSETS
   Beginning of period                                                      --
                                                                    ----------
   End of period                                                    $3,864,394
                                                                    ----------
                                                                    ----------
ACCUMULATED NET INVESTMENT INCOME                                   $    6,774
                                                                    ----------
                                                                    ----------

(1)<F5>  Fund commenced operations on August 30, 2002.

              See accompanying notes to the financial statements.

FINANCIAL HIGHLIGHTS
For the Period Ended March 31, 2003(1)<F6>
Per Share Data for a Share Outstanding Throughout the Period

NET ASSET VALUE, BEGINNING OF PERIOD                                  $  10.00
                                                                      --------

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                                0.01
     Net realized and unrealized loss on investments                     (1.52)
                                                                      --------
Total from investment operations                                         (1.51)
                                                                      --------

NET ASSET VALUE, END OF PERIOD                                        $   8.49
                                                                      --------
                                                                      --------

TOTAL RETURN(2)<F7>                                                   (15.10)%
                                                                      --------
                                                                      --------

SUPPLEMENTAL DATA AND RATIOS:

Net assets at end of period (000's)                                     $3,864

Ratio of expenses to average net assets(3)<F8>(4)<F9>                    1.75%

Ratio of net investment income to average net assets(3)<F8>(4)<F9>       0.39%

Portfolio turnover rate(2)<F7>                                           4.28%

(1)<F6> Fund commenced operations on August 30, 2002.
(2)<F7> Not annualized for periods less than a full year.
(3)<F8> Net of waivers and reimbursement of expenses by Advisor. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 6.48% and the ratio of net investment loss to average net assets would have been (4.34)% for the period ended March 31, 2003.
(4)<F9> Annualized.

              See accompanying notes to the financial statements.

                           NOTES TO FINANCIAL STATEMENTS
March 31, 2003

(1)  ORGANIZATION

Vice Fund (the "Fund") is a separate series of MUTUALS.com (formerly 1-800-MUTUALS Advisor Series) (the "Trust") which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Trust was organized on March 20, 2001 as a Delaware business trust and may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Fund became effective on August 15, 2002 and commenced operations on August 30, 2002. The Fund is managed by MUTUALS.com, Inc. (the "Advisor").

The Fund's investment objective is long-term growth of capital.

(2)  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States ("GAAP").

  (a) Investment Valuation

      Securities are stated at value. Securities traded on a national securities exchange are valued at the latest reported sale price on such exchange. Exchange-traded securities for which there were no transactions are valued at the latest bid prices. Securities traded on only over-the-counter markets are valued at the latest bid prices. Debt securities (other than short-term obligations) are valued at prices furnished by a pricing service, subject to review by the Fund's Advisor. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates market value. Securities for which quotations are not readily available and other assets are valued at fair value as determined by the Advisor under the supervision of the Fund's Board of Trustees.

  (b) Federal Income Taxes

      The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes. Therefore, no federal income tax provision has been provided.

  (c) Distributions to Shareholders

      The Fund will distribute any net investment income semi-annually and any net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

      The tax character of distributions paid during the period August 30, 2002 through March 31, 2003 were as follows:

                             ORDINARY      LONG-TERM
                              INCOME     CAPITAL GAINS
                             --------    -------------
        Vice Fund            $     --       $     --

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

      As of March 31, 2003, the components of accumulated earnings on a tax basis were as follows:

                                                                  VICE FUND
                                                                  ---------
        Cost basis of investments for
          federal income tax purposes                             $4,459,606
                                                                  ----------
                                                                  ----------
        Unrealized appreciation                                   $   73,904
        Unrealized depreciation                                     (547,166)
                                                                  ----------
        Net unrealized depreciation                                 (473,262)
        Undistributed ordinary income                                  6,774
        Accumulated capital losses                                   (17,025)
                                                                  ----------
        Total accumulated deficit                                 $ (483,513)
                                                                  ----------
                                                                  ----------

The Fund intends to utilize provisions of the federal income tax laws which allows it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At March 31, 2003 the Vice Fund had a capital loss carryforward of $73 with an expiration date of March 31, 2011.

At March 31, 2003 the Fund had post-October losses of $16,952.

  (d) Use of Estimates

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  (e) Other

      Investment transactions are accounted for on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)  TRANSACTIONS WITH AFFILIATES

The Trust has an Investment Advisory Agreement (the "Agreement") with the Advisor, with whom a certain officer of the Trust is affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 0.95% of the Fund's average daily net assets.

The Advisor has agreed to waive, through July 31, 2003, its management fee and/or reimburse the Fund's other expenses, including organization expenses, to the extent necessary to ensure that the Fund's operating expenses do not exceed 1.75% of the Fund's average daily net assets. For the period ended March 31, 2003, a total of $82,521 was waived and reimbursed by the Advisor in the Fund. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund's expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The Trust has also entered into a Shareholder Services Agreement with the Advisor, under which the Advisor and other third parties provide certain services to existing shareholders. The Advisor receives an annual rate of 0.25% of the Fund's average daily net assets.

MUTUALS.com, Inc., the affiliated broker of the Trust, which is also the Trust's Advisor, received total brokerage commissions from the Fund of $528 during the period ended March 31, 2003.

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. An officer of the Trust is affiliated with Quasar Distributors, LLC, which provides distribution services for the Fund.

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the "Distributor") a distribution fee of 0.25% of the Fund's average daily net assets for services to prospective Fund shareholders and distribution of Fund shares. During the period ended March 31, 2003, the Fund incurred expenses of $4,362 pursuant to the 12b-1 Plan.

(4)  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund for the period ended March 31, 2003, were as follows:

   Shares sold                                       509,899
   Shares redeemed                                   (54,861)
                                                     -------
   Net increase                                      455,038
                                                     -------
                                                     -------

(5)  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Fund for the period ended March 31, 2003, were $4,550,861 and $139,074. There were no purchases or sales of U.S. government securities.

(6)  CREDIT FACILITY

U.S. Bank, N.A. (the "Bank") has made available to the Fund a credit facility pursuant to a Loan and Security Agreement dated March 7, 2003 for the purpose of purchasing portfolio securities. The Fund did not draw upon this line of credit during the period ended March 31, 2003.

                           REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of MUTUALS.com:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Vice Fund (one of the portfolios constituting MUTUALS.com (the "Fund")), as of March 31, 2003, and the related statement of operations, statement of changes in net assets and the financial highlights for the period August 30, 2002 to March 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at March 31, 2003, the results of its operations, changes in net assets and the financial highlights for the period August 30, 2002 to March 31, 2003, in conformity with accounting principles generally accepted in the United States.

                                         /s/Ernst & Young LLP

Milwaukee, Wisconsin
May 1, 2003

                           ADDITIONAL INFORMATION
(Unaudited)

INFORMATION ABOUT TRUSTEES

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees of the Fund is set forth below. The SAI includes additional information about the Fund's Trustees and is available, without charge, upon request by calling 1-800-688-8257.

INTERESTED TRUSTEE
------------------

                                                  TERM OF             PRINCIPAL                     NUMBER OF    OTHER
                           POSITION               OFFICE AND          OCCUPATION                    PORTFOLIOS   DIRECTORSHIPS
NAME,                      HELD WITH              LENGTH OF           DURING PAST                   OVERSEEN     HELD BY
ADDRESS AND AGE            THE TRUST              TIME SERVED         FIVE YEARS                    BY TRUSTEE   TRUSTEE
---------------            ---------              -----------         ----------                    ----------   -------------
Joseph C. Neuberger        Trustee, President,    Indefinite term;    Senior Vice President, U.S.      5         The Zodiac Trust -
615 E. Michigan Street     Treasurer and          Since 2001          Bancorp Fund Services, LLC                 Board of Trustees
Milwaukee, WI  53202       Chairperson                                (1994 - present)                           Trustee, President
Age:  41                                                                                                         and Chairperson

NON-INTERESTED TRUSTEES
-----------------------

                                                  TERM OF             PRINCIPAL                     NUMBER OF    OTHER
                           POSITION               OFFICE AND          OCCUPATION                    PORTFOLIOS   DIRECTORSHIPS
NAME,                      HELD WITH              LENGTH OF           DURING PAST                   OVERSEEN     HELD BY
ADDRESS AND AGE            THE TRUST              TIME SERVED         FIVE YEARS                    BY TRUSTEE   TRUSTEE
---------------            ---------              -----------         ----------                    ----------   -------------
Dr. Michael D. Akers       Trustee                Indefinite term;    Associate Professor of           5         The Zodiac Trust -
Straz Hall, 481                                   Since 2001          Accounting, Marquette                      Board of Trustees
606 N. 13th Street                                                    University (1996 - present)                Trustee
Milwaukee, WI  53201
Age:  48

Gary A. Drska              Trustee                Indefinite term;    Captain, Midwest Airlines        5         The Zodiac Trust -
6744 S. Howell Ave.                               Since 2001          (2000 - present); Director -               Board of Trustees
Oak Creek, WI  53154                                                  Flight Standards and Training              Trustee
Age:  45                                                              (July 1990 - December 1999)

VICE FUND

Investment Advisor                   MUTUALS.COM, INC.
                                     Plaza of the Americas
                                     700 North Pearl Street, LB #373
                                     Dallas, Texas 75201

Legal Counsel                        GODFREY & KAHN, S.C.
                                     780 North Water Street
                                     Milwaukee, Wisconsin 53202

Independent Auditors                 ERNST & YOUNG LLP
                                     111 East Kilbourn Avenue
                                     Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant,     U.S. BANCORP FUND SERVICES, LLC
and Fund Administrator               615 East Michigan Street
                                     Milwaukee, Wisconsin 53202

Custodian                            U.S. BANK, N.A.
                                     425 Walnut Street
                                     Cincinnati, Ohio 45202

Distributor                          QUASAR DISTRIBUTORS, LLC
                                     615 East Michigan Street
                                     Milwaukee, Wisconsin 53202